UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022

Vaxart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	VXRT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of 2019 Equity Incentive Plan

As previously disclosed, stockholders of Vaxart, Inc. (the “Company”) voted on certain stockholder Proposals at the Company’s reconvened 2022 annual meeting of stockholders on July 6, 2022. That meeting was adjourned to August 4, 2022, in order to allow additional time for the stockholders to vote on certain additional Proposals and to solicit additional votes in favor of such Proposals. On August 4, 2022, the Company held its subsequent reconvened 2022 annual meeting of stockholders (the “Annual Meeting”).

At the Annual Meeting, stockholders approved an amendment and restatement of our 2019 Equity Incentive Plan (as so amended and restated, the “Amended Plan”). The Amended Plan (i) increased the number of shares of the Company’s common stock reserved under the Amended Plan by 12,000,000 shares to 28,900,000 shares, (ii) prohibits the payment of dividends or dividend equivalents on unvested awards, and (iii) removes the liberal share recycling provision.

The Amended Plan authorizes the grant of equity-based compensation to the Company’s employees, directors and consultants, and provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property.

A description of the material terms of the Amended Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2022 (the “Proxy Statement”). In addition, the foregoing description of the Amended Plan is qualified in its entirety by reference to the text of the Amended Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”).

Approval of the 2022 Employee Stock Purchase Plan

At the Annual Meeting, stockholders approved the Company’s 2022 Employee Stock Purchase Plan (the “2022 ESPP”). The 2022 ESPP provides the Company’s employees with the ability to contribute a portion of earnings to purchase the Company’s shares. Pursuant to the terms of the 2022 ESPP, the Company’s executive officers and all of its other employees who have worked at the Company will be allowed to participate in the 2022 ESPP, provided that (a) they are customarily scheduled to work at least 20 hours per week; and (b) their customary employment is more than five months in a calendar year. The 2022 ESPP will be administered by the Compensation Committee of the Board of Directors or its delegates, subject to applicable laws.

A description of the material terms of the 2022 ESPP was included in the Proxy Statement. In addition, the foregoing description of the 2022 ESPP is qualified in its entirety by reference to the text of the 2022 ESPP, a copy of which is attached as Exhibit 10.2 to this Form 8-K.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

As described above, on August 4, 2022, the Company held its subsequent reconvened Annual Meeting. Proxies had been submitted by stockholders representing approximately 62.43% of the shares of the Company’s common stock outstanding and entitled to vote, which constituted a quorum. At the Annual Meeting, the Company’s stockholders voted on three Proposals, each of which is described in more detail in the Proxy Statement.

The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Exchange Act, and there was no solicitation in opposition of management’s solicitation.

Proposal 2. Stockholders approved the adoption of an amendment to the Company’s Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from 150,000,000 shares to 250,000,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,697,873	13,216,666	1,005,259	—

Proposal 3. Stockholders approved an amendment and restatement of the Company’s 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 12,000,000 shares to 28,900,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,217,679	12,048,623	901,056	27,752,440

Proposal 4. Stockholders approved the Company’s 2022 Employee Stock Purchase Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,010,739	5,162,557	994,062	27,752,440

Item 7.01.         Regulation FD Disclosure.

On August 5, 2022, the Company issued a press release announcing the voting results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	2019 Equity Incentive Plan.

10.2	2022 Employee Stock Purchase Plan.

99.1	Press release issued by Vaxart, Inc. on August 5, 2022.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaxart, Inc.

Dated: August 5, 2022
	By:	/s/ Andrei Floroiu
Andrei Floroiu
Chief Executive Officer